UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 17, 2001

                      CHASE MANHATTAN BANK USA, NATIONAL
                                  ASSOCIATION
                                (Exact Name of
                     registrant specified in its charter)
                     (Originator of the Chase Credit Card
                                 Master Trust)




United States           333-68236                22-2382028
-------------           ---------                ----------
(State or other         (Commission File         (I.R.S. employer
Jurisdiction of         Number)                  Identification No.)
Incorporation)

                   White Clay Center Building 2000 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 552-6307.

Item 5.  Other Events
         ------------

     On December 17, 2001, the Underwriting Agreement, dated as of December 10, 2001 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On December 17, 2001 the Series 2001-6 Supplement, dated as of December 17, 2001, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On December 17, 2001, the Indenture, dated as of December 17, 2001 (the "Indenture"), between Chase Credit Card Owner Trust 2001-6 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On December 17, 2001, the Trust Agreement, dated as of December 17, 2001 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On December 17, 2001, the Deposit and Administration Agreement, dated as of December 17, 2001 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

            Exhibits

            1.3 Underwriting Agreement, dated as of December 10, 2001, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI, as representative of the several Underwriters.

            4.8 Series 2001-6 Supplement, dated as of December 17, 2001 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

            4.9 Indenture, dated as of December 17, 2001 between the Trust and The Bank of New York, as Indenture Trustee.

            4.10 Trust Agreement, dated as of December 17, 2001 between the Depositor and Wilmington Trust Company, as Owner Trustee.

            4.11 Deposit and Administration Agreement, dated as of December 17, 2001 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION



                                       By:  /s/ Patricia Garvey
                                            -------------------
                                       Name:   Patricia Garvey
                                       Title:  Vice President



Date: December 17, 2001

                              INDEX TO EXHIBITS



Exhibit                                                         Sequentially
Number                      Exhibit                             Numbered Pages
-------                     -------                             --------------

1.3 Underwriting Agreement, dated December 10, 2001 among Chase USA, as Transferor, JPMCB, as
              Servicer, and JPMSI, as representative of the several Underwriters.

4.8 Series 2001-6 Supplement, dated as of December 17, 2001, to the Third Amended and Restated Pooling and Servicing Agreement, as amended by the First Amendment thereto dated as of March 31, 2001, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of December 17, 2001 between the Trust and The Bank of New York, as Indenture
              Trustee.

4.10 Trust Agreement, dated as of December 17, 2001 between the Depositor and Wilmington Trust Company, as Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of December 17, 2001 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.